UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2016

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-8869

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 19, 2016 (the “Separation Date”), Ryan Brenneman ceased serving as the Chief Financial Officer and principal financial and accounting officer of EyeGate Pharmaceuticals, Inc. (the “Company”). Mr. Brenneman’s departure from the Company did not result from any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments. In connection with Mr. Brenneman’s departure, Stephen From, the Company’s President and Chief Executive Officer, assumed the role of principal financial and accounting officer effective as of the Separation Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: December 19, 2016

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